                                                                    EXHIBIT 10.3



                         RELEASE AND AMENDMENT AGREEMENT

         This RELEASE AND AMENDMENT AGREEMENT (this "Release") is made this 9th day of April, 2001, by and among ANTEC CORPORATION, a corporation organized under the laws of Delaware (the "Company"), BROADBAND PARENT CORPORATION, a corporation organized under the laws of Delaware ("Newco"), BROADBAND TRANSITION CORPORATION, a corporation organized under the laws of Delaware ("Transition"), NORTEL NETWORKS INC., a corporation organized under the laws of Delaware ("Nortel Networks"), NORTEL NETWORKS LLC, a limited liability company organized under the laws of Delaware ("Nortel Networks LLC"), and ARRIS INTERACTIVE L.L.C., a limited liability company organized under the laws of Delaware ("Existing Venture"). The parties to this Release are collectively referred to as the "Parties". Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Agreement and Plan of Reorganization, dated as of October 18, 2000 and amended the date hereof, by and among the parties thereto (the "Reorganization Agreement").

         WHEREAS, the Company, Newco, Transition, Nortel Networks, Nortel Networks LLC, and Existing Venture have entered into the Reorganization Agreement, whereby the parties agreed: (1) that Transition would merge with and into the Company (the "Merger") so that the Company would be the surviving corporation in the Merger and a wholly-owned subsidiary of Newco and the stockholders of the Company would receive shares of Newco Common Stock and (2) that Nortel Networks LLC would contribute its interest in the Existing Venture to Newco in exchange for shares of Newco Common Stock;

         WHEREAS, the Company, Nortel Networks, Existing Venture and Systems Integration Venture L.L.C., a Delaware limited liability company, the existence of which in the State of Delaware was terminated on September 21, 1998 ("SI Venture"), are parties to the First Framework Agreement, dated as of November 1, 1995 (the "First Framework Agreement");

         WHEREAS, the Company, Nortel Networks, Nortel Networks LLC, and Existing Venture are parties to the Second Framework Agreement, dated as of March 31, 1999 (the "Second Framework Agreement");

         WHEREAS, Existing Venture and Nortel Networks are parties to the Products Distributor Agreement dated as of November 17, 1995 (the "First Distributor Agreement");

         WHEREAS, Existing Venture and Nortel Networks are parties to the Second Products Distributor Agreement dated as of March 31, 1999 (the "Second Distributor Agreement");

         WHEREAS, Existing Venture and Nortel Networks are parties to the International Products Distributor Agreement dated as of June 10, 1997, as amended by a memorandum of agreement, dated as of September 3, 1997, and further amended by Amendment No. 1 to International Products Distributor Agreement, dated as of March 31, 1999 (the "International Distributor Agreement");

         WHEREAS, the Company and Nortel Networks LLC are parties to the Amended and Restated LLC Agreement of Existing Venture, dated as of March 31, 1999 (the "LLC Agreement");

         WHEREAS, Nortel Networks and Existing Venture are parties to the License Agreement dated as of November 17, 1995, as amended by that certain Amendment to License Agreement, dated as of March 31, 1999 between Existing Venture, Nortel Networks Limited, a Canadian corporation ("Nortel Networks Ltd."), and Nortel Networks (the "Nortel Networks License Agreement");

         WHEREAS, Nortel Networks, the Company and Existing Venture are parties to the Intellectual Property Rights Agreement dated as of November 17, 1995, as amended by that certain Amendment to Intellectual Property Rights Agreement dated as of March 31, 1999, as amended by the Amendment to Intellectual Property Rights Agreement (the "IP Rights Agreement", together with the First Framework Agreement, the Second Framework Agreement, the First Distributor Agreement, the Second Distributor Agreement, the International Distributor Agreement, the LLC Agreement, and the Nortel Networks License Agreement, the "Arris Documents");

         WHEREAS, Mr. Robert Stanzione, on behalf of the Company, and Mr. Oscar Rodriguez, on behalf of Nortel Networks and Nortel Networks LLC (together with their respective Affiliates, including without limitation Nortel Networks Ltd., the "Nortel Parties"), exchanged correspondence through electronic means on November 6, 2000, November 10, 2000 and November 13, 2000 regarding the sale of certain products and/or services by one or more of the Nortel Parties to Callahan Associates and/or its subsidiaries and other Affiliates, including but not limited to Kabel NordRhein-Westfalen GmbH & Co KG and Callahan Associates International, (collectively, the "Subject Customer") and certain transactions ancillary thereto (the "November Correspondence");

         WHEREAS, on February 13, 2001, Mr. Robert Stanzione, on behalf of the Company, sent further correspondence through electronic means to Mr. Oscar Rodriguez and Mr. Michael Pangia, on behalf of the Nortel Parties (the "February Correspondence"), relating to the same subject matter as the November Correspondence (the November Correspondence and the February Correspondence, together will any other written or oral modifications of any thereof, the "Correspondence");

         WHEREAS, the Nortel Parties would not proceed with the Merger without the release of any and all claims that each of the Company, Newco, Transition, and Existing Venture (collectively, the "Antec Parties"), on the one hand, has or may have against any of the Nortel Parties, the Existing Venture or any of their respective agents, representatives, servants, employees, assigns, heirs, subsidiaries, Affiliates and successors in interest (collectively, the "Released Parties"), on the other hand, regarding any breach or violation of the restrictions and/or conditions on transactions with third parties in the Arris Documents and/or in the Correspondence to the extent that any such breach or violation relates to (i) any actual or proposed sale of products and/or services to the Subject Customer by any of the Released Parties, and/or (ii) any activities (including, without limitation, demonstration and testing activities and marketing activities) relating or incidental thereto (collectively, the "Subject Activities"); and

         WHEREAS, the Nortel Parties also would not proceed with the Merger without the amendment and modification of the Arris Documents (as the same may have been amended or otherwise modified by the Correspondence) so as to remove the Subject Activities from the scope thereof and allow the Nortel Parties to engage in any or all Subject Activities from and after the date hereof with no restrictions or conditions imposed by the Arris Documents (as the same may have been so amended or otherwise modified).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         1. The Antec Parties, and their respective agents, representatives, servants, employees, assigns, heirs, subsidiaries, affiliates and successors in interest, do hereby remise, release and forever discharge the Released Parties of and from any and all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, and liabilities related to restrictions and/or conditions on transactions with third parties in the Arris Documents and/or in the Correspondence, including but not limited to Section 4.01 of the First Framework Agreement and Section 4.01 of the Second Framework Agreement and all other non-competition provisions in the Arris Documents, to the extent that such restrictions, conditions or provisions were breached or violated as a result of, or in connection with, any of the Subject Activities (collectively, the "Released Claims").

         2. The Parties hereby agree that all of the Arris Documents (as the same may have been amended or otherwise modified by the Correspondence), and any and all agreements and understandings between the Parties that are or may have been reached by reason of, or in connection with, the Correspondence, shall be, and hereby are, amended and modified in all relevant respects, to the full extent necessary or advisable, so as to (i) remove the Subject Activities from the scope of the restrictions and/or conditions therein on transactions with third parties that are applicable to any of the Released Parties, and (ii) allow the Released Parties, at all times or from time to time after effectiveness of this Release, to engage in any or all Subject Activities free of any and all restrictions and conditions therein.

         3. This Release is agreed to by each of the Antec Parties and the Nortel Parties with full knowledge of its terms, with advice of counsel, and for the purpose of settling any and all Released Claims.

         4. This Release may be executed in one or more counterparts, each of which when executed shall be deemed to constitute an original but all of which when taken together shall constitute one and the same instrument.

         5. This Release shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflict of law principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed on the day and year first above written.

                                     ANTEC CORPORATION

                                     By: /s/ Lawrence A. Margolis
                                         ---------------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                     BROADBAND PARENT CORPORATION

                                     By:  /s/ Lawrence A. Margolis
                                         ---------------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President and Secretary

                                     BROADBAND TRANSITION CORPORATION

                                     By:  /s/ Lawrence A. Margolis
                                         ---------------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President and Secretary

                                     NORTEL NETWORKS INC.

                                     By: /s/ Craig A. Johnson
                                         ---------------------------------
                                         Name:  Craig A. Johnson
                                         Title:

                                     NORTEL NETWORKS LLC

                                     By: /s/ Craig A. Johnson
                                         ---------------------------------
                                         Name:  Craig A. Johnson
                                         Title:

                                     ARRIS INTERACTIVE L.L.C.

                                     By: /s/ David B. Potts
                                         ---------------------------------
                                         Name:  David B. Potts
                                         Title: Vice President and Chief
                                                Financial Officer